SMITH BARNEY MUNI FUNDS

Supplement dated June 12, 1998
to the Prospectuses dated July 29, 1997

The following information supplements, and to the extent inconsistent therewith, replaces the information contained in the current Prospectuses for the Portfolios indicated below. Effective immediately, Class C shares will be renamed Class L shares. Effective June 15, 1998, Class L shares will be sold at net asset value per share plus a maximum initial sales charge of 1.00%.

Class L Share Expenses:

The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a Class
L shareholder of the Portfolios shown below, based on the maximum sales charge and maximum contingent deferred sales charge ("CDSC") that may be incurred at the time of purchase or redemption and each such Portfolio's operating expenses for its most recent fiscal year:

Florida
Georgia
New York
Pennsylvania
National
Limited Term

Shareholder Transaction Expenses

Maximum sales charge imposed
on purchases (as a percentage
of offering price)
1.00%
1.00%
1.00%
1.00%
1.00%
1.00%
Maximum CDSC
(as a percentage of original cost or
redemption proceeds, whichever is lower)
1.00%
1.00%
1.00%
1.00%
1.00%
1.00%
Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management fees
0.50%
0.33%
0.50%
0.38%
0.45%
0.50%
12b-1 fees
0.70
0.70
0.70
1.70
0.70
0.35
Other expenses
0.20
0.31
0.12
0.24
0.12
0.12
TOTAL PORTFOLIO OPERATING EXPENSES
1.40%
1.34%
1.32%
1.32%
1.27%
0.97%

EXAMPLE

     The following example is intended to assist an investor in understanding the various costs that an investor in Class
 L shares of the Portfolios shown below will bear directly or indirectly. The example assumes payment by each Portfolio of operating expenses at the levels set forth in the preceding table. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund" in the Prospectus for more information.



An investor would pay the following expenses
On a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of Each time period:

     Florida  Georgia  New York Pennsylvania  National   Limited
                                                         Term

1 year  $34   $34       $33        $33        $33         $30
3 years  54    52        51         51         50          41
5 years  86    83        82         82         79          63
10 years 176   170      167        167        162         128

An investor would pay the following expenses
On the same investment, assuming the same
Annual return and no redemption:

     Florida  Georgia  New York  Pennsylvania  National  Limited
                                                         Term

1 year  $24      $24     $23        $23          $23      $20
3 years  54       52      51         51           50       41
5 years  86       83      82         82           79       63
10 years 176     170     167        167           162     128

The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Purchase of Shares:
Until June 25, 1999 purchases of Class L shares by investors who were holders of Class C shares of any Smith Barney Mutual Fund on June 12,1998 will not be subject to the 1% front-end sales charge.

Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National
Association of Securities Dealers, Inc.


u:\legal\funds\sbmu\1998\secdocs\supclasl.doc